                        ANNUAL REPORT / OCTOBER 31, 2001

                        AIM LARGE CAP OPPORTUNITIES FUND


                                 [COVER IMAGE]

                                [AIM FUNDS LOGO]

                            --Registered Trademark--

                                 [COVER IMAGE]

                     -------------------------------------

              MIDMORNING, DONNINGTON, GLOUCESTER, BY CHARLES NEAL

          A BEAUTIFUL PAINTING IS A BLEND OF CAREFULLY SELECTED COLORS.

     SIMILARLY, IN CONSTRUCTING THE PORTFOLIO OF AIM LARGE CAP OPPORTUNITIES

        FUND, WE CAREFULLY SELECT THE STOCKS OF LARGER COMPANIES THAT WE

                        BELIEVE HAVE EXCITING PROSPECTS.

                     -------------------------------------

ABOUT FUND PERFORMANCE AND PORTFOLIO DATA THROUGHOUT THIS REPORT:

o AIM Large Cap Opportunities Fund's performance figures are historical, and they reflect fund expenses, the reinvestment of distributions and changes in net asset value.
o When sales charges are included in performance figures, Class A share performance reflects the maximum 5.50% sales charge, and Class B and Class C share performance reflects the applicable contingent deferred sales charge
    (CDSC) for the period involved. The CDSC on Class B shares declines from 5% beginning at the time of purchase to 0% at the beginning of the seventh year. The CDSC on Class C shares is 1% for the first year after purchase. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses.
o Had the advisor not waived fees and expenses during the reporting period, returns would have been lower.
o   The fund is closed to new investors.
o The fund may participate in the initial public offering (IPO) market in some market cycles. Because of the fund's small asset base, any investment the fund may make in IPOs may significantly increase the fund's total return. As the fund's assets grow, the impact of IPO investments will decline, which may decrease the fund's total return.
o Leveraging and short-selling, along with other hedging strategies, may present higher risks, but also offer greater potential rewards. Short sales are riskier because they rely on the managers' ability to anticipate a security's future value. The fund, which is not a complete investment program, may not be appropriate for all investors. There is no guarantee that the fund managers' investment strategies will help investors attain their goals. Please see the prospectus for more information about specific investment strategies and risks.
o The fund's investment return and principal value will fluctuate, so an investor's shares (when redeemed) may be worth more or less than their original cost.

ABOUT INDEXES AND OTHER PERFORMANCE BENCHMARKS CITED IN THIS REPORT:

o The unmanaged Dow Jones Industrial Average (the Dow) is a price-weighted average of 30 actively traded blue chip stocks.
o The unmanaged Lehman Aggregate Bond Index, which represents the U.S. investment-grade fixed-rate bond market (including government and corporate securities, mortgage pass-through securities and asset-backed securities), is compiled by Lehman Brothers, a well-known global investment bank.
o The unmanaged MSCI World Index is a group of global securities tracked by Morgan Stanley Capital International.
o The National Association of Securities Dealers Automated Quotation System Composite Index (the Nasdaq) is a market-value-weighted index comprising all domestic and non-U.S.-based common stocks listed on the Nasdaq system.
o The unmanaged Russell 1000 Growth Index measures the performance of Russell 1000 companies with higher price/book ratios and higher forecasted growth values.
o The unmanaged Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is an index of common stocks frequently used as a general measure of U.S. stock market performance.

An investment cannot be made in an index. Unless otherwise indicated, index results include reinvested dividends, and they do not reflect sales charges or fund expenses.

 AN INVESTMENT IN THE FUND IS NOT A DEPOSIT OF A BANK AND IS NEITHER GUARANTEED
         NOR INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY
          OTHER GOVERNMENT AGENCY. THERE IS A RISK THAT YOU COULD LOSE
                           SOME OR ALL OF YOUR MONEY.

       This report may be distributed only to shareholders or to persons who have received a current prospectus of the fund.

                   DEAR FELLOW SHAREHOLDER:

                   We understand how challenging the fiscal year covered by
[PHOTO OF          this report--October 31, 2000, to October 31, 2001--has
ROBERT H.          been. Even before September's terrorist attacks, the
GRAHAM]            slowdown in the economy and equity markets had been more
                   persistent than anyone anticipated. Domestically, the S&P
                   500 lost 24.89% over the year while the Nasdaq Composite fell 49.84%. There was no comfort overseas--the MSCI World
                   Index declined 25.51%. Growth-oriented investing was particularly out of favor, but value-oriented investing also ended up with negative returns.
                       As usually occurs during difficult stock markets,
                   fixed-income investments, particularly high-quality ones, did well. The broad-based Lehman Aggregate Bond Index was up
                   14.56% for the year.
                       To give you some idea of how harsh the equity
                   environment has been, for major domestic and global
benchmarks--the S&P 500, the Dow Jones Industrials, the Nasdaq and the MSCI World--the year ended October 31 was the worst one since the famous bear market of 1973-74. It was also the first year since 1990 during which both the S&P 500 and the MSCI World declined.

YOUR FUND'S PERFORMANCE
Your fund's total return for the fiscal year was disappointing. For example, Class A shares of AIM Large Cap Opportunities Fund lost 33.39% at net asset value. However, the fund's alternative investment strategy of employing short selling and leverage helped mitigate the effects of the market downturn and the general underperformance of growth investments. And as shown in the long-term performance chart later in this report, since their inception late in 1999, your fund's Class A shares have significantly outpaced their benchmarks.
    The following pages contain your portfolio managers' discussion of how they managed the portfolio, how markets affected the fund, and the fund's long-term record. If you have questions or comments, please contact us through our Web site, www.aimfunds.com.

NATIONAL AND MARKET RESILIENCE: GOOD REASONS FOR OPTIMISM
Into the trying economic environment of 2001 came the unthinkable attacks of September 11. Our stock markets closed for nearly a week, and consumer confidence was rattled. As the fiscal year closed, the United States was at war and markets were in a cautious mood.
    But as I write, about 12 weeks after the attacks and just over a month after the fiscal year closed, the war is going very well indeed, and the main domestic benchmarks--the Dow Industrials, the S&P 500 and the Nasdaq--are rebounding. All three had reached their year-to-date low for 2001 on September
21. From that low, as of December 7 the Dow was up more than 22%, the S&P more than 20%. The Nasdaq, typically subject to wider swings, was up more than 42%.
    Historically, a rising stock market has presaged better times in the economy. So all in all, there is good reason to believe 2002, and the years ahead, will prove more agreeable than 2001 has been. The market we have just been through is unlike anything we have seen in a generation, but our long-term economic story is a resounding success, and America's potential remains unlimited.

WHAT SHOULD INVESTORS DO NOW?
In view of the September 11 events and the bear market in equities, many of our shareholders have asked us what they should do about their investments. We at AIM intend to stay concentrated on the long term--which we consider the most advisable course for our shareholders too.
    Abruptly changing your portfolio on the basis of short-term events and market moves is rarely beneficial. As we have reminded shareholders on many occasions, if you pull out of the market for a short period and miss a few of its best days, odds are your long-term returns will be adversely affected. And portfolio diversification, as the disparate performance of equity and fixed-income investments during this fiscal year shows, remains critical to any investment plan. Now more than ever, we encourage you to stay in touch with your financial advisor, who is familiar with your goals and time horizon and can help you stay focused on those goals.
    We understand that our shareholders are relying on us for the growth of their investments, and we want you to know that all of us are working diligently to that end. Thank you for your continued participation in The AIM Family of Funds--Registered Trademark--.

Sincerely,

/s/ ROBERT H. GRAHAM
Robert H. Graham
Chairman
December 10, 2001

WEAK ECONOMY, BEAR MARKET HAMPER PERFORMANCE

WHAT HAS BEEN THE IMPACT OF THE ECONOMY ON LARGE-CAP STOCKS THIS YEAR?
Stocks of all capitalization sizes have been battered this year. Large-cap equities were even harder hit than small- and mid-cap stocks in the first half of 2001 but outperformed in the third quarter, partly offsetting their earlier losses.
    The year saw market declines of historic proportions. It has been even worse for growth stocks than for value stocks--indeed, the worst year for growth stocks except the aftermath of the market crash of 1929 and the bear market of 1973-74. Since the fund employs a growth approach, it has faced challenges similar to those of other growth funds.

HOW DID AIM LARGE CAP OPPORTUNITIES FUND PERFORM UNDER THESE CONDITIONS?
The fund's use of alternative strategies to manage market risk enabled it to moderate the damage to some extent, so it was able to perform better than similar funds.
    For the fiscal year ended October 31, 2001, total return at net asset value (excluding sales charges) was -33.39% for Class A shares, -33.87% for Class B shares and -33.90% for Class C shares. Comparable large-cap growth stocks measured by the Russell 1000 Growth Index returned -39.95%.
    The S&P 500 Index, a broader index which includes value as well as growth stocks, returned -12.70% for the same period.
    The fund's success in mitigating the year's fierce volatility gave it a favorable placement in comparison to its peers. It ranked in the top half of similar funds tracked by Lipper, and its performance was highlighted in such publications as Smartmoney.com.
    Indeed, the fund's short/long strategy has helped greatly to cushion the impact of the adverse market conditions that have prevailed throughout its short history. Since the fund's inception on December 30, 1999, the Russell 1000 Growth Index posted an average annual total return of -26.81% and the S&P 500 returned -15.30%. But the fund's Class A return for the same period, excluding sales charges, was a far milder -5.01%, demonstrating the potential of the methodology to minimize damage.

WHAT MAJOR TRENDS AFFECTED THE MARKET AND THE FUND DURING THE YEAR?
The September terrorist attacks compounded an already difficult situation for the stock market and the economy. Even before the attacks, major market indexes had been declining for more than a year, due to concern over deteriorating corporate earnings, a slowing economy and rising unemployment.
    Following the attacks, stock markets were closed for nearly a week--the longest suspension of trading activity since the Great Depression of the 1930s. After markets reopened on September 17, the Dow experienced its worst week in more than 60 years, losing more than 14% of its value in just five days. All cap sizes were negatively affected. However, after reaching a low on September 21, markets began to bounce back, and continued to rise through the end of October, recouping some of their losses.
    The short positions the fund was holding before the attacks served it well during the market's plunge. Functioning as shock absorbers, they helped buffer the volatility, which is the main purpose for which the fund holds short positions.
    The year's other major influence on the market was the Federal Reserve, which reduced short-term interest rates nine times to boost corporate profitability and stimulate the economy. But some of the interest rate cuts occurred between regularly scheduled meetings, catching the

YOUR FUND AT A GLANCE
AIM Large Cap Opportunities Fund seeks long-term capital appreciation.

                                 [COVER IMAGE]

INVESTMENT STYLE: GROWTH (focuses on the growth potential of a company's earnings, the most tangible measure of growth and success.)

o   Invests in stocks of companies with large market capitalization
o Employs short selling and leveraging to maximize returns and reduce volatility
o Uses hedging techniques that may present higher risks but potentially higher rewards
o Seeks out companies offering special opportunities such as technological advances or competitive changes

PORTFOLIO COMPOSITION
As of 10/31/01, based on total net assets

===================================================================================================================================
TOP 10 LONG POSITIONS                             TOP 10 INDUSTRIES                            TOP 10 SHORT POSITIONS
-----------------------------------------------------------------------------------------------------------------------------------
 1. Citigroup Inc.                        3.9%     1.  Diversified Financial Services   9.4%    1.  Tyco International Ltd.   1.1%

 2. American International Group, Inc.    3.4      2.  Pharmaceuticals                  8.8     2.  Allergan, Inc.            1.0

 3. Clear Channel Communications, Inc.    3.3      3.  Semiconductors                   7.7     3.  Caterpillar Inc.          0.9

 4. Pfizer Inc.                           2.8      4.  Banks                            5.0     4.  Starbucks Corp.           0.8

 5. Taiwan Semiconductor Manufacturing    2.8      5.  Broadcasting & Cable TV          4.7     5.  Sunoco, Inc.              0.8
    Co. Ltd.-ADR (Taiwan)

 6. Wal-Mart Stores, Inc.                 2.8      6.  Telecommunications Equipment     4.2     6.  Raytheon Co.              0.6

 7. Home Depot, Inc. (The)                2.5      7.  Biotechnology                    3.9     7.  MBNA Corp                 0.6

 8. American Home Products Corp.          2.5      8.  Movies & Entertainment           3.9     8.  New York Times Co.        0.6
                                                                                                    (The)-Class A

 9. Amgen Inc.                            2.4      9.  Health Care Equipment            3.5     9.  EMC Corp.                 0.5

10. Viacom Inc.-Class B.                  2.4     10.  Home Improvement Retail          3.4    10.  UnitedHealth Group Inc.   0.5

The fund's portfolio is subject to change, and there is no assurance that the fund will continue to hold any particular security.

===================================================================================================================================

market--and the fund--by surprise. These intermeeting rate cuts hurt the fund, as some of its short positions were in stocks whose prices bounced up after the cuts.

WHAT STEPS DID AIM LARGE CAP OPPORTUNITIES FUND TAKE TO DEAL WITH THESE CONDITIONS?
The fund continued to make productive use of both long and short positions. Long positions in Sprint PCS and Tenet Healthcare both contributed positively to performance during the third quarter of 2001. The fund was able to write calls against selected preferred securities and REITs and use index put options to generate more total return. Peoplesoft Inc. and AOL Time Warner were strong performers among short positions.
    The health care industries did well this year, and the fund increased its holdings substantially. The sector did especially well in the second quarter, then soared after September 11. Besides helping the fund's performance, it provided good defensive positions.
    The fund retained a strong concentration in core growth holdings--the stocks of well-established companies with long-term records of above-average earnings growth--and relied less on earnings momentum as a buying criterion, since few firms could demonstrate an increasing rate of earnings during the prevailing recessionary climate. Among notable performers were discounter Wal-Mart Stores and home improvement specialty retailer Home Depot. Other beneficial contributors to fund results were American Home Products Corp., which develops, makes and markets pharmaceutical and health care products; and Clear Channel Communications, a diversified media company active in broadcasting, live entertainment and outdoor advertising. As of October 31, 2001, the fund had 75 long positions.

WHAT WERE CONDITIONS LIKE AT THE END OF THE FISCAL YEAR?
Signals were mixed. U.S. gross domestic product contracted during the third quarter, posting negative growth of -1.1% annualized, the weakest in a decade. Inflation and oil prices remained low. Unemployment increased sharply from 4.9% in September to 5.4% in October. Consumer spending plummeted immediately following the terrorist attacks, but soared in October, as buyers responded briskly to low home mortgage interest rates and car dealers' offers of 0% financing.
    Though the terrorist attacks certainly dimmed hopes that a turnaround would be quick for the economy or the markets, the U.S. economy remained fundamentally sound. The S&P 500 began climbing after a low on September 21, and was still climbing at the end of October. Continued rate cuts by the Fed and proposed economic stimulus packages indicate the U.S. government's strong commitment to helping stabilize and stimulate the economy. Many economists predict several more months of weak corporate earnings before an upturn, but as always, timing is impossible to predict accurately.

          See important fund and index disclosures inside front cover.

YOUR FUND'S LONG-TERM PERFORMANCE

AVERAGE ANNUAL TOTAL RETURNS

As of 10/31/01, including sales charges

================================================================================
CLASS A SHARES
Inception (12/30/99)         -7.88%
1 year                      -37.08

CLASS B SHARES
Inception (3/31/00)         -21.89%
1 year                      -37.08

CLASS C SHARES
Inception (3/31/00)         -19.97%
1 year                      -34.54

In addition to returns as of the close of the fiscal year, industry regulations require us to provide the fund's average annual total returns (including sales charges) for the periods ended 9/30/01 (the most recent calendar quarter end), which are as follows. Class A shares, one year, -39.98%; inception (12/30/99), -8.66%. Class B shares, one year, -40.07%; inception (3/31/00), -23.44%. Class C shares, one year, -37.63%; inception (3/31/00), -21.39%.

DUE TO RECENT SIGNIFICANT MARKET VOLATILITY, RESULTS OF AN INVESTMENT MADE TODAY MAY DIFFER SUBSTANTIALLY FROM THE HISTORICAL PERFORMANCE SHOWN. CALL YOUR FINANCIAL ADVISOR FOR MORE CURRENT PERFORMANCE.

================================================================================

RESULTS OF A $10,000 INVESTMENT

12/30/99-10/31/01

================================================================================

FUND,        RUSSELL         S&P
CLASS A        1000          500
 9,450         10,000       10,000
 9,800          9,531        9,498
11,670        9,997.1      9,318.5
12,095       10,712.9     10,229.8
11,538       10,202.9      9,921.9
10,952        9,688.7      9,718.5
12,132       10,423.1      9,957.6                 [HYPO CHART]
12,397        9,988.5      9,802.3
13,654       10,892.4       10,411
13,427          9,862      9,861.3
12,907        9,395.5      9,819.9
11,632        8,010.6      9,046.1
12,366        7,757.5      9,090.4
12,220        8,293.5      9,413.1
11,023        6,885.3      8,555.6
10,400        6,136.2        8,014
10,750        6,912.4      8,635.9
10,712        6,810.8      8,693.7
10,293        6,652.8      8,482.5
 9,991        6,486.4      8,399.3
 9,349        5,955.9      7,874.4
 8,531        5,361.5      7,238.9
 8,599        5,642.9      7,377.2

                                                           Source: Lipper, Inc.

Past performance cannot guarantee comparable future results.
================================================================================

The chart at right compares AIM Large Cap Opportunities Fund's Class A shares to benchmark indexes. It is intended to give you an idea of how your fund performed compared to those indexes over the period 12/30/99-10/31/01. (The data for the indexes are for the period 12/31/99-10/31/01.)
    It is important to understand the differences between your fund and an index. An index measures the performance of a hypothetical portfolio. A market index such as the S&P 500 Index or the Russell 1000 Growth Index is unmanaged and incurs no sales charges, expenses or fees. If you could buy all the securities that make up a market index, you would incur expenses that would affect the return on your investment.
    Your fund's total return includes sales charges, expenses and management fees. The performance of the fund's Class A, Class B and Class C shares will differ due to different sales charge structures and class expenses. For fund performance calculations and indexes used in this report, please see the inside front cover.
    Performance shown in the chart and table does not reflect taxes a shareholder would pay on fund distributions or on redemption of fund shares. Index performance does not reflect the effects of taxes either.

AIM PRIVACY POLICY

We are always aware that when you invest in an AIM fund, you entrust us with more than your money. You also share personal and financial information with us that is necessary for your transactions and your account records. We take very seriously the obligation to keep that information confidential and private.
    AIM collects nonpublic personal information about you from applications or other forms you complete and from your transactions with us or our affiliates. We do not disclose information about you, or our former customers, to our affiliates or to service providers or other third parties except on the limited basis permitted by law.
    For example, we use this information to administer your accounts with us through such activities as sending you transaction confirmations, annual reports, prospectuses and tax forms. Even within AIM, only people involved with servicing your accounts have access to your information.
    To ensure the highest level of confidentiality and security, AIM maintains physical, electronic and procedural safeguards that meet or exceed federal standards. Special measures, such as data encryption and authentication, apply to your communications with us on our Web site--www.aimfunds.com. More detail is available to you at that site.

A I M Capital Management, Inc. o A I M Distributors, Inc. o The AIM Family of
        Funds--Registered Trademark-- o AMVESCAP National Trust Company

                                  [LOCK IMAGE]

AIM eDELIVERY CAN REDUCE YOUR PAPER MAIL

You can have fund reports and prospectuses delivered electronically! When you sign up for eDelivery, we will e-mail you a link, and you will not receive a paper copy by mail. You may cancel the service at any time by visiting our Web site.
    To enroll, go to www.aimfunds.com, select "Your AIM Account," long in, click on the "Account Options" dropdown menu and select "eDelivery."
    If you receive your account statements, fund reports and prospectuses from your financial advisor, rather than directly from AIM, eDelivery is not accessible to you. Ask your financial advisor if his or her firm offers electronic delivery.

SCHEDULE OF INVESTMENTS
October 31, 2001

                                                              MARKET
                                                SHARES        VALUE
COMMON STOCKS & OTHER EQUITY INTERESTS-92.67%

AEROSPACE & DEFENSE-2.13%

General Dynamics Corp.                            50,000   $  4,080,000
-----------------------------------------------------------------------
L-3 Communications Holdings, Inc.(a)(b)           45,000      3,909,150
=======================================================================
                                                              7,989,150
=======================================================================

APPAREL RETAIL-1.92%

Abercrombie & Fitch Co.-Class A(a)               200,000      3,764,000
-----------------------------------------------------------------------
Talbots, Inc. (The)                              120,000      3,420,000
=======================================================================
                                                              7,184,000
=======================================================================

APPLICATION SOFTWARE-1.13%

Intuit Inc.(a)                                   105,000      4,223,100
=======================================================================

BANKS-5.02%

Bank of New York Co., Inc. (The)                 200,000      6,802,000
-----------------------------------------------------------------------
FleetBoston Financial Corp.                      125,000      4,107,500
-----------------------------------------------------------------------
Wells Fargo & Co.                                200,000      7,900,000
=======================================================================
                                                             18,809,500
=======================================================================

BIOTECHNOLOGY-3.87%

Amgen Inc.(a)                                    160,000      9,091,200
-----------------------------------------------------------------------
Genzyme Corp.(a)                                 100,000      5,395,000
=======================================================================
                                                             14,486,200
=======================================================================

BREWERS-2.23%

Anheuser-Busch Companies, Inc.(b)                200,000      8,332,000
=======================================================================

BROADCASTING & CABLE TV-4.68%

Cablevision Systems Corp.-Class A(a)             150,000      5,137,500
-----------------------------------------------------------------------
Clear Channel Communications, Inc.(a)            325,000     12,389,000
=======================================================================
                                                             17,526,500
=======================================================================

COMPUTER HARDWARE-3.39%

International Business Machines Corp.             75,000      8,105,250
-----------------------------------------------------------------------
Sun Microsystems, Inc.(a)                        450,000      4,567,500
=======================================================================
                                                             12,672,750
=======================================================================

DIVERSIFIED FINANCIAL SERVICES-9.42%

Citigroup Inc.                                   320,000     14,566,400
-----------------------------------------------------------------------
Freddie Mac                                      100,000      6,782,000
-----------------------------------------------------------------------
Goldman Sachs Group, Inc. (The)                   60,000      4,689,600
-----------------------------------------------------------------------
J.P. Morgan Chase & Co.                          150,000      5,304,000
-----------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.(b)               80,000      3,913,600
=======================================================================
                                                             35,255,600
=======================================================================

ELECTRONIC EQUIPMENT & INSTRUMENTS-2.53%

Jabil Circuit, Inc.(a)                           135,000      2,862,000
-----------------------------------------------------------------------
Millipore Corp.                                   85,000      4,445,500
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
ELECTRONIC EQUIPMENT & INSTRUMENTS-(CONTINUED)

Symbol Technologies, Inc.                        167,500   $  2,152,375
=======================================================================
                                                              9,459,875
=======================================================================

GAS UTILITIES-0.66%

El Paso Corp.                                     50,000      2,453,000
=======================================================================

GENERAL MERCHANDISE STORES-2.75%

Wal-Mart Stores, Inc.                            200,000     10,280,000
=======================================================================

HEALTH CARE DISTRIBUTORS & SERVICES-1.38%

Laboratory Corp. of America Holdings(a)           60,000      5,172,000
=======================================================================

HEALTH CARE EQUIPMENT-3.51%

Becton, Dickinson & Co.                          175,000      6,265,000
-----------------------------------------------------------------------
Medtronic, Inc.                                  100,000      4,030,000
-----------------------------------------------------------------------
St. Jude Medical, Inc.(a)                         40,000      2,840,000
=======================================================================
                                                             13,135,000
=======================================================================

HEALTH CARE FACILITIES-1.15%

Tenet Healthcare Corp.(a)                         75,000      4,314,000
=======================================================================

HOME IMPROVEMENT RETAIL-3.41%

Home Depot, Inc. (The)                           245,000      9,366,350
-----------------------------------------------------------------------
Lowe's Cos., Inc.                                100,000      3,410,000
=======================================================================
                                                             12,776,350
=======================================================================

HOTELS-0.58%

Carnival Corp.                                   100,000      2,178,000
=======================================================================

INDUSTRIAL CONGLOMERATES-1.92%

General Electric Co.                             100,000      3,641,000
-----------------------------------------------------------------------
Textron, Inc.                                    112,500      3,560,625
=======================================================================
                                                              7,201,625
=======================================================================

INDUSTRIAL GASES-1.60%

Air Products & Chemicals, Inc.                   150,000      6,006,000
=======================================================================

INTEGRATED TELECOMMUNICATION SERVICES-3.13%

BellSouth Corp.                                  162,500      6,012,500
-----------------------------------------------------------------------
SBC Communications Inc.                          150,000      5,716,500
=======================================================================
                                                             11,729,000
=======================================================================

INTERNET SOFTWARE & SERVICES-0.38%

Vignette Corp.(a)                                300,000      1,404,000
=======================================================================

IT CONSULTING & SERVICES-1.35%

SunGard Data Systems Inc.(a)                     200,000      5,040,000
=======================================================================

MOVIES & ENTERTAINMENT-3.85%

AOL Time Warner Inc.(a)                          175,000      5,461,750
-----------------------------------------------------------------------

                                                              MARKET
                                                SHARES        VALUE
MOVIES & ENTERTAINMENT-(CONTINUED)

Viacom Inc.-Class B(a)                           245,000   $  8,944,950
=======================================================================
                                                             14,406,700
=======================================================================

MULTI-LINE INSURANCE-3.36%

American International Group, Inc.               160,000     12,576,000
=======================================================================

NETWORKING EQUIPMENT-0.36%

Finisar Corp.(a)(b)                              172,200      1,346,604
=======================================================================

OIL & GAS EQUIPMENT & SERVICES-2.31%

BJ Services Co.(a)                                50,000      1,279,500
-----------------------------------------------------------------------
Weatherford International, Inc.(a)               215,000      7,359,450
=======================================================================
                                                              8,638,950
=======================================================================

PHARMACEUTICALS-8.83%

Abbott Laboratories                              112,500      5,960,250
-----------------------------------------------------------------------
American Home Products Corp.                     165,000      9,211,950
-----------------------------------------------------------------------
Pfizer Inc.                                      250,000     10,475,000
-----------------------------------------------------------------------
Teva Pharmaceutical Industries Ltd.-ADR
  (Israel)                                       120,000      7,416,000
=======================================================================
                                                             33,063,200
=======================================================================

SEMICONDUCTORS-7.58%

Altera Corp.(a)                                  337,500      6,817,500
-----------------------------------------------------------------------
Broadcom Corp.-Class A(a)                        100,000      3,441,000
-----------------------------------------------------------------------
Taiwan Semiconductor Manufacturing Co.
  Ltd.-ADR (Taiwan)                              800,000     10,328,000
-----------------------------------------------------------------------
Texas Instruments Inc.                           175,000      4,898,250
-----------------------------------------------------------------------
TriQuint Semiconductor, Inc.(a)                  162,500      2,873,000
=======================================================================
                                                             28,357,750
=======================================================================

SOFT DRINKS-1.50%

PepsiCo, Inc.                                    115,000      5,601,650
=======================================================================

SYSTEMS SOFTWARE-1.37%

Adobe Systems Inc.                               125,000      3,300,000
-----------------------------------------------------------------------
VERITAS Software Corp.(a)                         65,000      1,844,700
=======================================================================
                                                              5,144,700
=======================================================================

TELECOMMUNICATIONS EQUIPMENT-4.03%

ADC Telecommunications, Inc.(a)                1,000,000      4,550,000
-----------------------------------------------------------------------
JDS Uniphase Corp.(a)                            300,000      2,397,000
-----------------------------------------------------------------------
Lucent Technologies Inc.(a)                      300,000      2,010,000
-----------------------------------------------------------------------
QUALCOMM Inc.(a)(c)                              125,000      6,140,000
=======================================================================
                                                             15,097,000
=======================================================================

WIRELESS TELECOMMUNICATION SERVICES-1.34%

Sprint Corp. (PCS Group)(a)                      225,000      5,017,500
=======================================================================
    Total Common Stocks & Other Equity
      Interests (Cost $384,498,777)                         346,877,704
=======================================================================

                                               PRINCIPAL     MARKET
                                                 AMOUNT      VALUE
CONVERTIBLE CORPORATE NOTES-0.07%

TELECOMMUNICATIONS EQUIPMENT-0.07%

Kestrel Solutions, Conv. Sub. Notes, 5.50%,
  07/15/05 (Acquired 07/20/00-10/10/00; Cost
  $5,800,000)(d)(e)                            $5,500,000   $275,000
====================================================================

                                                NUMBER
                                                  OF       EXERCISE   EXPIRATION
                                               CONTRACTS    PRICE       MONTH
OPTION CONTRACTS PURCHASED-2.78%

CALLS-0.77%

Cisco Systems, Inc. (Networking Equipment)       4,000      $   15      Apr-02      1,580,000
---------------------------------------------------------------------------------------------
Enron Corp. (Multi-Utilities)                      900          30      Jan-02         24,750
---------------------------------------------------------------------------------------------
Intel Corp. (Semiconductors)                     4,965          25      Nov-01        521,325
---------------------------------------------------------------------------------------------
Sun Microsystems, Inc. (Computer Hardware)       5,670          25      Jan-03        311,850
---------------------------------------------------------------------------------------------
Telefonaktiebolaget LM Ericsson A.B.-ADR
  (Sweden) (Telecommunications Equipment)       10,000         7.5      Jan-03        450,000
=============================================================================================
                                                                                    2,887,925
=============================================================================================

PUTS-2.01%

Nasdaq 100 Index                                   249       1,250      Dec-01      1,466,610
---------------------------------------------------------------------------------------------
Philadelphia Oil Service Sector Index              500          70      Nov-01         33,750
---------------------------------------------------------------------------------------------
S&P 500 Index                                      475       1,050      Nov-01      1,047,375
---------------------------------------------------------------------------------------------
S&P 500 Index                                    1,236       1,050      Dec-01      4,962,540
=============================================================================================
                                                                                    7,510,275
=============================================================================================
    Total Option Contracts
      Purchased (Cost $13,239,402)                                                 10,398,200
=============================================================================================

                                               SHARES
MONEY MARKET FUNDS-0.34%

STIC Liquid Assets Portfolio(f)                645,844        645,844
---------------------------------------------------------------------
STIC Prime Portfolio(f)                        645,844        645,844
=====================================================================
    Total Money Market Funds (Cost
      $1,291,688)                                           1,291,688
=====================================================================
TOTAL INVESTMENTS-95.86% (Cost $404,829,867)              358,842,592
=====================================================================
OTHER ASSETS LESS LIABILITIES-4.14%                        15,487,700
=====================================================================
NET ASSETS-100.00%                                       $374,330,292
_____________________________________________________________________
=====================================================================

                                               SHARES
                                                SOLD       MARKET
                                                SHORT       VALUE
SECURITIES SOLD SHORT(f)

Alamosa Holdings, Inc.                          38,600   $   543,488
--------------------------------------------------------------------
Allergan, Inc.                                  53,800     3,862,302
--------------------------------------------------------------------
Best Buy Co., Inc.                              30,000     1,647,000
--------------------------------------------------------------------
Cabot Microelectronics Corp.                    25,000     1,657,000
--------------------------------------------------------------------
Caterpillar Inc.                                72,000     3,219,840
--------------------------------------------------------------------
EMC Corp.                                      165,000     2,032,800
--------------------------------------------------------------------
MBNA Corp                                       75,000     2,070,750
--------------------------------------------------------------------
New York Times Co. (The)-Class A                50,000     2,062,500
--------------------------------------------------------------------

                                               SHARES
                                                SOLD       MARKET
                                                SHORT       VALUE
SECURITIES SOLD SHORT-(CONTINUED)

Raytheon Co.                                    65,000   $ 2,096,250
--------------------------------------------------------------------
Starbucks Corp.                                170,000     2,910,400
--------------------------------------------------------------------
Sunoco, Inc.                                    75,000     2,807,250
--------------------------------------------------------------------
Tyco International Ltd.                         80,000     3,931,200
--------------------------------------------------------------------
UnitedHealth Group Inc.                         30,000     1,972,500
--------------------------------------------------------------------
Whole Foods Market, Inc.                        50,000     1,737,500
====================================================================
  Total Securities Sold Short                            $32,550,780
____________________________________________________________________
====================================================================

Investment Abbreviations:

ADR    - American Depositary Receipt
Conv.  - Convertible
Sub.   - Subordinated

Notes to Schedule of Investments:

(a)  Non-income producing security.
(b)  A portion of this security is subject to call options written. See Note 7.
(c)  A portion of this security is subject to put options written. See Note 8.
(d) Restricted security. May be resold to qualified institutional buyers in accordance with the provisions of Rule 144A under the Securities Act of 1933, as amended. The market value of this security at 10/31/01 represented 0.07% of the Fund's net assets.
(e) Security fair valued in accordance with the procedures established by the Board of Trustees.
(f) The money market fund and the Fund are affiliated by having the same investment advisor.
(g) Collateral on short sales was segregated by the fund in the amount of $35,666,350 which represents 109.57% of market value.

See Notes to Financial Statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 2001

ASSETS:

Investments, at market value (cost
  $404,829,867)                                 $358,842,592
------------------------------------------------------------
Cash                                              14,588,317
------------------------------------------------------------
Receivables for:
  Investments sold                                 6,516,252
------------------------------------------------------------
  Fund shares sold                                    31,090
------------------------------------------------------------
  Dividends and interest                             287,014
------------------------------------------------------------
  Investments sold short                          32,538,429
------------------------------------------------------------
  Short stock rebates                                 84,361
------------------------------------------------------------
Investment for deferred compensation plan             10,609
------------------------------------------------------------
Other assets                                         111,786
============================================================
    Total assets                                 413,010,450
============================================================

LIABILITIES:

Payables for:
  Investments purchased                            3,347,518
------------------------------------------------------------
  Fund shares reacquired                           1,086,391
------------------------------------------------------------
  Options written (premiums received $921,431)     1,120,640
------------------------------------------------------------
  Deferred compensation plan                          10,609
------------------------------------------------------------
  Short stock account dividends                       51,535
------------------------------------------------------------
  Short positions covered                             98,978
------------------------------------------------------------
Market value of securities sold short
  (proceeds from short sales $32,538,429)         32,550,780
------------------------------------------------------------
Accrued distribution fees                            299,345
------------------------------------------------------------
Accrued trustees' fees                                   678
------------------------------------------------------------
Accrued transfer agent fees                           84,813
------------------------------------------------------------
Accrued operating expenses                            28,871
============================================================
    Total liabilities                             38,680,158
============================================================
Net assets applicable to shares outstanding     $374,330,292
____________________________________________________________
============================================================

NET ASSETS:

Class A                                         $171,324,040
____________________________________________________________
============================================================
Class B                                         $143,331,288
____________________________________________________________
============================================================
Class C                                         $ 59,674,964
____________________________________________________________
============================================================

SHARES OUTSTANDING, $0.01 PAR VALUE PER SHARE:

Class A                                           19,393,425
____________________________________________________________
============================================================
Class B                                           16,406,512
____________________________________________________________
============================================================
Class C                                            6,831,986
____________________________________________________________
============================================================
Class A:
  Net asset value per share                     $       8.83
------------------------------------------------------------
  Offering price per share:
    (Net asset value of $8.83 divided by
      94.50%)                                   $       9.34
____________________________________________________________
============================================================
Class B:
  Net asset value and offering price per share  $       8.74
____________________________________________________________
============================================================
Class C:
  Net asset value and offering price per share  $       8.73
____________________________________________________________
============================================================

STATEMENT OF OPERATIONS
For the year ended October 31, 2001

INVESTMENT INCOME:

Dividends (net of foreign withholding tax of
  $58,965)                                     $   2,949,234
------------------------------------------------------------
Dividends from affiliated money market funds       2,702,663
------------------------------------------------------------
Interest                                           1,376,797
------------------------------------------------------------
Short stock rebates                                3,583,211
============================================================
    Total investment income                       10,611,905
============================================================

EXPENSES:

Advisory fees                                      9,034,396
------------------------------------------------------------
Administrative services fees                         119,541
------------------------------------------------------------
Custodian fees                                        84,124
------------------------------------------------------------
Distribution fees -- Class A                         945,096
------------------------------------------------------------
Distribution fees -- Class B                       2,146,146
------------------------------------------------------------
Distribution fees -- Class C                         859,770
------------------------------------------------------------
Interest                                              34,002
------------------------------------------------------------
Transfer agent fees -- Class A                       427,846
------------------------------------------------------------
Transfer agent fees -- Class B                       369,699
------------------------------------------------------------
Transfer agent fees -- Class C                       148,105
------------------------------------------------------------
Trustees' fees                                        10,099
------------------------------------------------------------
Dividends on short sales                             211,609
------------------------------------------------------------
Other                                                511,245
============================================================
    Total expenses                                14,901,678
============================================================
Less: Fees waived                                   (272,161)
------------------------------------------------------------
    Expenses paid indirectly                         (10,286)
============================================================
    Net expenses                                  14,619,231
============================================================
Net investment income (loss)                      (4,007,326)
============================================================

REALIZED AND UNREALIZED GAIN (LOSS) FROM
  INVESTMENT SECURITIES, FOREIGN CURRENCIES,
  FUTURES CONTRACTS, OPTION CONTRACTS AND
  SECURITIES SOLD SHORT:

Net realized gain (loss) from:
  Investment securities                         (258,889,256)
------------------------------------------------------------
  Foreign currencies                                  38,182
------------------------------------------------------------
  Futures contracts                               (5,828,153)
------------------------------------------------------------
  Option contracts written                         6,023,991
------------------------------------------------------------
  Securities sold short                           65,654,076
============================================================
                                                (193,001,160)
============================================================
Change in net unrealized appreciation
  (depreciation) of:
  Investment securities                          (39,719,901)
------------------------------------------------------------
  Option contracts written                           152,986
------------------------------------------------------------
  Securities sold short                            7,280,504
============================================================
                                                 (32,286,411)
============================================================
Net gain (loss) from investment securities,
  foreign currencies, futures contracts,
  option contracts and securities sold short    (225,287,571)
============================================================
Net increase (decrease) in net assets
  resulting from operations                    $(229,294,897)
____________________________________________________________
============================================================

See Notes to Financial Statements.

STATEMENT OF CHANGES IN NET ASSETS
For the year ended October 31, 2001, the three months ended October 31, 2000 and the period December 30, 1999 (date operations commenced) through July 31, 2000

                                                                                               DECEMBER 30, 1999
                                                                               THREE MONTHS    (DATE OPERATIONS
                                                               YEAR ENDED         ENDED          COMMENCED) TO
                                                               OCTOBER 31,     OCTOBER 31,         JULY 31,
                                                                  2001             2000              2000
                                                              -------------    ------------    -----------------
OPERATIONS:

  Net investment income (loss)                                $  (4,007,326)   $  (466,269)      $   (252,068)
----------------------------------------------------------------------------------------------------------------
  Net realized gain (loss) from investment securities,
    foreign currencies, futures contracts, option contracts
    and securities sold short                                  (193,001,160)    20,699,483            886,391
----------------------------------------------------------------------------------------------------------------
  Change in net unrealized appreciation (depreciation) of
    investment securities, option contracts and securities
    sold short                                                  (32,286,411)   (28,221,748)        14,309,324
================================================================================================================
    Net increase (decrease) in net assets resulting from
       operations                                              (229,294,897)    (7,988,534)        14,943,647
================================================================================================================
Distributions to shareholders from net realized gains:
  Class A                                                       (10,086,217)            --                 --
----------------------------------------------------------------------------------------------------------------
  Class B                                                        (7,676,342)            --                 --
----------------------------------------------------------------------------------------------------------------
  Class C                                                        (3,061,577)            --                 --
----------------------------------------------------------------------------------------------------------------
Share transactions-net:
  Class A                                                       (84,873,590)   238,637,832        130,133,895
----------------------------------------------------------------------------------------------------------------
  Class B                                                       (44,122,306)   182,555,330         97,595,645
----------------------------------------------------------------------------------------------------------------
  Class C                                                       (13,372,968)    77,641,463         33,298,911
================================================================================================================
    Net increase (decrease) in net assets                      (392,487,897)   490,846,091        275,972,098
================================================================================================================

NET ASSETS:

  Beginning of year                                             766,818,189    275,972,098                 --
================================================================================================================
  End of year                                                 $ 374,330,292    $766,818,189      $275,972,098
________________________________________________________________________________________________________________
================================================================================================================

NET ASSETS CONSIST OF:

  Shares of beneficial interest                               $ 613,321,836    $760,048,346      $261,023,720
----------------------------------------------------------------------------------------------------------------
  Undistributed net investment income (loss)                        (12,888)       (90,606)           (49,823)
----------------------------------------------------------------------------------------------------------------
  Undistributed net realized gain (loss) from investment
    securities, foreign currencies, futures contracts,
    option contracts and securities sold short                 (192,779,821)    20,772,873            688,877
----------------------------------------------------------------------------------------------------------------
  Unrealized appreciation (depreciation) of investment
    securities, option contracts and securities sold short      (46,198,835)   (13,912,424)        14,309,324
================================================================================================================
                                                              $ 374,330,292    $766,818,189      $275,972,098
________________________________________________________________________________________________________________
================================================================================================================

See Notes to Financial Statements.

LARGE CAP OPPORTUNITIES FUND

NOTES TO FINANCIAL STATEMENTS
October 31, 2001


NOTE 1-SIGNIFICANT ACCOUNTING POLICIES


AIM Large Cap Opportunities Fund (the "Fund") is a series portfolio of AIM Special Opportunities Funds (the "Trust"). The Trust is a Delaware business trust registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end series management investment company consisting of three separate portfolios, each having an unlimited number of shares of beneficial interest. The Fund consists of three different classes of shares: Class A shares, Class B shares and Class C shares. Class A shares are sold with a front-end sales charge. Class B shares and Class C shares are sold with a contingent deferred sales charge. The Fund was closed to new investors as of September 29, 2000. Matters affecting each portfolio or class will be voted on exclusively by the shareholders of such portfolio or class. The assets, liabilities and operations of each portfolio are accounted for separately. Information presented in these financial statements pertains only to the Fund. The Fund's investment objective is long-term growth of capital.
  The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of the significant accounting policies followed by the Fund in the preparation of its financial statements.

A. Security Valuations -- Securities, including restricted securities, are valued according to the following policy. A security listed or traded on an exchange (except convertible bonds) is valued at its last sales price as of the close of the customary trading session on the exchange where the security is principally traded, or lacking any sales on a particular day, the security is valued at the closing bid price on that day. Each security reported on the NASDAQ National Market System is valued at the last sales price as of the close of the customary trading session on the valuation date or absent a last sales price, at the closing bid price. Debt obligations (including convertible bonds) are valued on the basis of prices provided by an independent pricing service. Prices provided by the pricing service may be determined without exclusive reliance on quoted prices, and may reflect appropriate factors such as yield, type of issue, coupon rate and maturity date. Securities for which market prices are not provided by any of the above methods are valued based upon quotes furnished by independent sources and are valued at the last bid price in the case of equity securities and in the case of debt obligations, the mean between the last bid and asked prices. Securities for which market quotations are not readily available or are questionable are valued at fair value as determined in good faith by or under the supervision of the Trust's officers in a manner specifically authorized by the Board of Trustees. Short-term obligations having 60 days or less to maturity are valued at amortized cost which approximates market value. For purposes of determining net asset value per share, futures and option contracts generally will be valued 15 minutes after the close of the customary trading session of the New York Stock Exchange ("NYSE").
     Foreign securities are converted into U.S. dollar amounts using exchange rates as of the close of the NYSE. Generally, trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Fund's shares are determined as of the close of the respective markets. Occasionally, events affecting the values of such foreign securities may occur between the times at which the particular foreign market closes and the close of the customary trading session of the NYSE which would not be reflected in the computation of the Fund's net asset value. If a development/event is so significant that there is a reasonably high degree of certainty as to both the effect and the degree of effect that the development/event has actually caused that closing price to no longer reflect actual value, the closing prices, as determined at the close of the applicable foreign market, may be adjusted to reflect the fair value of the affected foreign securities as of the close of the NYSE as determined in good faith by or under the supervision of the Board of Trustees.

B. Securities Transactions and Investment Income -- Securities transactions are accounted for on a trade date basis. Realized gains or losses on sales are computed on the basis of specific identification of the securities sold. Interest income and short stock rebate income are recorded on the accrual basis. Dividend income and dividend expense on short sales are recorded on the ex-dividend date.
     On October 31, 2001, undistributed net investment income (loss) was increased by $4,085,044, undistributed net realized gains were increased by $272,602 and paid in capital was decreased by $4,357,646 as a result of book/tax differences due to foreign currency gain/loss, net operating loss reclassifications, organizational expenses and other reclassifications. Net assets of the Fund were unaffected by the reclassifications discussed above.

C. Distributions -- Distributions from income and net realized capital gains, if any, are generally paid annually and recorded on ex-dividend date. The Fund may elect to use a portion of the proceeds from redemptions as distributions for federal income tax purposes.

D. Federal Income Taxes -- The Fund intends to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and, as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) which is distributed to shareholders. Therefore, no provision for federal income taxes is recorded in the financial statements.

   The Fund has a capital loss carryforward of $187,853,698 as of October 31, 2001 which may be carried forward to offset future taxable gains, if any, which expires, if not previously utilized, in the year 2009.

E. Securities Sold Short -- The Fund may enter into short sales of securities which it concurrently holds (against the box) or for which it holds no corresponding position (naked). Securities sold short represent a liability of the Fund to acquire specific securities at prevailing market prices at a future date in order to satisfy the obligation to deliver the securities sold. The liability is recorded on the books of the Fund at the market value of the common stock determined each day in accordance with the procedures for security valuations disclosed in "A" above. The Fund will incur a loss if the price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund realizes a gain if the price of the security declines between those dates.
     The Fund is required to segregate cash or securities as collateral in margin accounts at a level that is equal to the obligation to the broker who delivered such securities to the buyer on behalf of the Fund. The short stock rebate presented in the statement of operations represents income earned on short sale proceeds held on deposit with the broker. The Fund may also earn or incur margin interest on short sales transactions. Margin interest is the income earned (expense incurred) as a result of the market value of securities sold short being less than (greater than) the proceeds received from the short sales.

F. Foreign Currency Translations -- Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. The Fund does not separately account for the portion of the results of operations resulting from changes in foreign exchange rates on investments and the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

G. Foreign Currency Contracts -- A foreign currency contract is an obligation to purchase or sell a specific currency for an agreed-upon price at a future date. The Fund may enter into a foreign currency contract to attempt to minimize the risk to the Fund from adverse changes in the relationship between currencies. The Fund may also enter into a foreign currency contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. dollar price of that security. The Fund could be exposed to risk if counterparties to the contracts are unable to meet the terms of their contracts or if the value of the foreign currency changes unfavorably.

H. Put Options -- The Fund may purchase and write put options including securities index options. By purchasing a put option, the Fund obtains the right (but not the obligation) to sell the option's underlying instrument at a fixed strike price. In return for this right, the Fund pays an option premium. The option's underlying instrument may be a security, securities index, or a futures contract. Put options may be used by a Fund to hedge securities it owns by locking in a minimum price at which the Fund can sell. If security prices fall, the put option could be exercised to offset all or a portion of the Fund's resulting losses. At the same time, because the maximum the Fund has at risk is the cost of the option, purchasing put options does not eliminate the potential for the Fund to profit from an increase in the value of the securities hedge. The Fund may write put options to earn additional income in the form of option premiums if it expects the price of the underlying securities to remain stable or rise during the option period so that the option will not be exercised. The risk in this strategy is that the price of the underlying securities may decline by an amount greater than the premium received.

I. Call Options -- The Fund may write and buy call options, including securities index options. Options written by the Fund normally will have expiration dates between three and nine months from the date written. The exercise price of a call option may be below, equal to, or above the current market value of the underlying security at the time the option is written. When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as an asset and an equivalent liability. The amount of the liability is subsequently "marked-to-market" to reflect the current market value of the option written. The current market value of a written option is the mean between the last bid and asked prices on that day. If a written call option expires on the stipulated expiration date, or if the Fund enters into a closing purchase transaction, the Fund realizes a gain (or a loss if the closing purchase transaction exceeds the premium received when the option was written) without regard to any unrealized gain or loss on the underlying security, and the liability related to such option is extinguished. If a written option is exercised, the Fund realizes a gain or a loss from the sale of the underlying security and the proceeds of the sale are increased by the premium originally received.
     A call option gives the purchaser of such option the right to buy, and the writer (the Fund) the obligation to sell, the underlying security at the stated exercise price during the option period. The purchaser of a call option has the right to acquire the security which is the subject of the call option at any time during the option period. During the option period, in return for the premium paid by the purchaser of the option, the Fund has given up the opportunity for capital appreciation above the exercise price should the market price of the underlying security increase, but has retained the risk of loss should the price of the underlying security decline. During the option period, the Fund may be required at any time to deliver the underlying security against payment of the exercise price. This obligation is terminated upon the expiration of the option period or at such earlier time at which the Fund effects a closing purchase transaction by purchasing (at a price which may be higher than that received when the call option was written) a call option identical to the one originally written.

   An option on a securities index gives the holder the right to receive a cash "exercise settlement amount" equal to the difference between the exercise price of the option and the value of the underlying stock index on the exercise date, multiplied by a fixed "index multiplier." A securities index fluctuates with changes in the market values of the securities included in the index. In the purchase of securities index options the principal risk is that the premium and transaction costs paid by the Fund in purchasing an option will be lost if the changes in the level of the index do not exceed the cost of the option. In writing securities index options, the principal risk is that the Fund could bear a loss on the options that would be only partially offset (or not offset at all) by the increased value or reduced cost of hedged securities. Moreover, in the event the Fund were unable to close an option it had written, it might be unable to sell the securities used as cover.

J. Futures Contracts -- The Fund may purchase or sell futures contracts as a hedge against changes in market conditions. Initial margin deposits required upon entering into futures contracts are satisfied by the segregation of specific securities as collateral for the account of the broker (the Fund's agent in acquiring the futures position). During the period the futures contracts are open, changes in the value of the contracts are recognized as unrealized gains or losses by "marking to market" on a daily basis to reflect the market value of the contracts at the end of each day's trading. Variation margin payments are made or received depending upon whether unrealized gains or losses are incurred. When the contracts are closed, the Fund recognizes a realized gain or loss equal to the difference between the proceeds from, or cost of, the closing transaction and the Fund's basis in the contract. Risks include the possibility of an illiquid market and that a change in value of the contracts may not correlate with changes in the value of the securities being hedged.

K. Bond Premiums -- It has been the policy of the Fund not to amortize market premiums on bonds for financial reporting purposes. In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies, was issued and is effective for fiscal years beginning after December 15, 2000. The revised Guide will require the Fund to amortize premium and discount on all fixed-income securities by the cumulative amount of amortization that would have been recognized had amortization been in effect from the purchase date of each holding. Adopting this accounting principle will not effect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized and unrealized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

L. Expenses -- Distribution expenses and certain transfer agency expenses directly attributable to a class of shares are charged to those classes' operations. All other expenses which are attributable to more than one class are allocated among the classes based on relative net assets.

NOTE 2-ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

The Trust has entered into a master investment advisory agreement with A I M Advisors, Inc. ("AIM"). Under the terms of the master investment advisory agreement, the Fund pays a base management fee calculated at the annual rate of 1.50% of the Fund's average daily net assets. The base management fee will be adjusted, on a monthly basis, (i) upward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment performance of the Class A shares exceeds the sum of 2.00% and the 12-month rolling investment record of the S&P 500 Index, or (ii) downward at the rate of 0.20%, on a pro rata basis, for each percentage point the 12-month rolling investment record of the S&P 500 Index less 2.00% exceeds the 12-month rolling investment performance of the Class A shares. Effective July 1, 2001, AIM has voluntarily agreed to waive advisory fees of the Fund in the amount of 25% of the advisory fee AIM receives from the affiliated money market fund of which the Fund has invested. For the year ended October 31, 2001, AIM waived fees of $2,134.
  The Fund, pursuant to a master administrative services agreement with AIM, has agreed to pay AIM for certain administrative costs incurred in providing accounting services to the Fund. For the year ended October 31, 2001, AIM was paid $119,541 for such services.
  The Fund, pursuant to a transfer agency and service agreement, has agreed to pay A I M Fund Services, Inc. ("AFS") a fee for providing transfer agency and shareholder services to the Fund. During the year ended October 31, 2001, AFS was paid $483,625 for such services.
  The Trust has entered into master distribution agreements with A I M Distributors, Inc. ("AIM Distributors") to serve as the distributor for the Class A, Class B and Class C shares of the Fund. The Trust has adopted plans pursuant to Rule 12b-1 under the 1940 Act with respect to the Fund's Class A shares, Class B shares and Class C shares (collectively the "Plans"). The Fund, pursuant to the Plans, pays AIM Distributors compensation at the annual rate of 0.35% of the Fund's average daily net assets of Class A shares and 1.00% of the average daily net assets of Class B and C shares. Of these amounts, the Fund may pay a service fee of 0.25% of the average daily net assets of the Class A, Class B or Class C shares to selected dealers and financial institutions who furnish continuing personal shareholder services to their customers who purchase and own the appropriate class of shares of the Fund. Any amounts not paid as a service fee under the Plans would constitute an asset-based sales charge. The Plans also impose a cap on the total sales charges, including asset-based sales charges that may be paid by the respective classes. For the year ended October 31, 2001, the Class A, Class B and Class C shares paid AIM Distributors $675,069, $2,146,146 and $859,770, respectively, as compensation under the Plans. During the Fund's closing to new investors, AIM Distributors has agreed to waive 0.10% of the Fund's average daily net assets of Class A distribution plan fees. During the year ended October 31, 2001, AIM Distributors waived fees of $270,027 for Class A shares.
  AIM Distributors received commissions of $58,150 from sales of the Class A shares of the Fund during the year ended October 31, 2001. Such commissions are not an expense of the Fund. They are deducted from, and are not included in, the proceeds from sales of

Class A shares. During the year ended October 31, 2001, AIM Distributors received $172,168 in contingent deferred sales charges imposed on redemptions of Fund shares.
  Certain officers and trustees of the Trust are officers and directors of AIM, AFS and AIM Distributors.
  During the year ended October 31, 2001, the Fund paid legal fees of $4,154 for services rendered by Kramer, Levin, Naftalis & Frankel LLP as counsel to the Trustees. A member of that firm is a trustee of the Trust.

NOTE 3-INDIRECT EXPENSES

For the year ended October 31, 2001, the Fund received reductions in transfer agency fees from AFS (an affiliate of AIM) of $10,286 under an expense offset arrangement which resulted in a reduction of the Fund's total expenses of $10,286.

NOTE 4-TRUSTEES' FEES

Trustees' fees represent remuneration paid to trustees who are not an "interested person" of AIM. The Trust invests trustees' fees, if so elected by a trustee, in mutual fund shares in accordance with a deferred compensation plan.

NOTE 5-BANK BORROWINGS

The Fund is a participant in a committed line of credit facility with a syndicate administered by The Chase Manhattan Bank. The Fund may borrow up to the lesser of (i) $240,000,000 or (ii) the limits set by its prospectus for borrowings. The Fund and other funds advised by AIM which are parties to the line of credit may borrow on a first come, first served basis. The funds which are party to the line of credit are charged a commitment fee of 0.10% on the unused balance of the committed line.
  For the year ended October 31, 2001, the average outstanding daily balance of bank loans for the Fund was $191,781 with a weighted average interest rate of 4.87%.

NOTE 6-INVESTMENT SECURITIES

The aggregate amount of investment securities (other than short-term securities) purchased and sold by the Fund during the year ended October 31, 2001 was $1,291,317,729 and $1,285,359,395, respectively.
  The amount of unrealized appreciation (depreciation) of investment securities, for tax purposes, as of October 31, 2001 was as follows:

Aggregate unrealized appreciation of:
  Investment securities                      $  5,619,594
---------------------------------------------------------
  Securities sold short                           886,921
---------------------------------------------------------
Aggregate unrealized (depreciation) of:
  Investment securities                       (55,954,182)
---------------------------------------------------------
  Securities sold short                          (418,233)
=========================================================
Net unrealized appreciation
  (depreciation) of investment securities    $ 49,865,900
_________________________________________________________
=========================================================


Cost of investments for tax purposes is $409,177,180. Proceeds from securities sold short for tax purposes is $33,019,468.


NOTE 7-CALL OPTION CONTRACTS

Transactions in call options written during the year ended October 31, 2001 are summarized as follows:

                                                                CALL OPTION CONTRACTS
                                                              -------------------------
                                                              NUMBER OF      PREMIUMS
                                                              CONTRACTS      RECEIVED
                                                              ---------    ------------
Beginning of year                                                  712     $  2,174,491
---------------------------------------------------------------------------------------
Written                                                        110,555       55,442,253
---------------------------------------------------------------------------------------
Closed                                                         (98,354)     (55,441,257)
---------------------------------------------------------------------------------------
Exercised                                                       (3,373)        (648,187)
---------------------------------------------------------------------------------------
Expired                                                         (5,977)        (949,213)
_______________________________________________________________________________________
=======================================================================================
End of year                                                      3,563     $    578,087
_______________________________________________________________________________________
=======================================================================================


Open call option contracts written at October 31, 2001 were as follows:

                                                                                            OCTOBER 31,       UNREALIZED
                                             CONTRACT    STRIKE    NUMBER OF    PREMIUMS        2001         APPRECIATION
ISSUE                                         MONTH      PRICE     CONTRACTS    RECEIVED    MARKET VALUE    (DEPRECIATION)
-----                                        --------    ------    ---------    --------    ------------    --------------
Anheuser-Busch Companies, Inc.                Dec-01      $ 45       1,000      $96,997       $ 50,000        $  46,997
--------------------------------------------------------------------------------------------------------------------------
Finisar Corp.                                 Nov-01         5       1,722       98,151        490,770         (392,619)
--------------------------------------------------------------------------------------------------------------------------
L-3 Communications Holdings, Inc.             Nov-01        90         225       93,597         58,500           35,097
--------------------------------------------------------------------------------------------------------------------------
Morgan Stanley Dean Witter & Co.              Dec-01       5.5         400       84,797         66,000           18,797
--------------------------------------------------------------------------------------------------------------------------
Nasdaq 100 Index                              Nov-01       160         216      204,545        108,000           96,545
==========================================================================================================================
                                                                     3,563      $578,087      $773,270        $(195,183)
__________________________________________________________________________________________________________________________
==========================================================================================================================

NOTE 8-PUT OPTION CONTRACTS

Transactions in put options contracts written during the year ended October 31, 2001 are summarized as follows:

                                                                PUT OPTION CONTRACTS
                                                              -------------------------
                                                              NUMBER OF      PREMIUMS
                                                              CONTRACTS      RECEIVED
                                                              ---------    ------------
Beginning of year                                                  730     $  1,026,214
---------------------------------------------------------------------------------------
Purchased                                                       51,092       17,438,683
---------------------------------------------------------------------------------------
Closed                                                         (40,999)     (16,330,583)
---------------------------------------------------------------------------------------
Exercised                                                       (3,305)        (320,352)
---------------------------------------------------------------------------------------
Expired                                                         (6,150)      (1,470,618)
=======================================================================================
End of year                                                      1,368     $    343,344
_______________________________________________________________________________________
=======================================================================================


Open put option contracts written at October 31, 2001 were as follows:

                                                                                            OCTOBER 31,       UNREALIZED
                                             CONTRACT    STRIKE    NUMBER OF    PREMIUMS        2001         APPRECIATION
ISSUE                                         MONTH      PRICE     CONTRACTS    RECEIVED    MARKET VALUE    (DEPRECIATION)
-----                                        --------    ------    ---------    --------    ------------    --------------
QUALCOMM Inc.                                 Nov-01      $ 40         750      $54,748       $ 60,000         $(5,252)
--------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                 Dec-01       825         618      288,596        287,370           1,226
==========================================================================================================================
                                                                     1,368      $343,344      $347,370         $(4,026)
__________________________________________________________________________________________________________________________
==========================================================================================================================


NOTE 9-SHARE INFORMATION

Changes in shares outstanding during the year ended October 31, 2001, the three-month period ended October 31, 2000 and the period December 30, 1999 (date operations commenced) through July 31, 2000 were as follows:

                                                                                                       DECEMBER 30, 1999 (DATE
                                                                            THREE MONTHS ENDED         OPERATIONS COMMENCED) TO
                                        YEAR ENDED OCTOBER 31, 2001          OCTOBER 31, 2000               JULY 31, 2000
                                       -----------------------------    --------------------------    --------------------------
                                         SHARES           AMOUNT          SHARES         AMOUNT         SHARES         AMOUNT
                                       -----------     -------------    ----------    ------------    ----------    ------------
Sold:
  Class A*                               3,592,948     $  42,718,510    18,008,430    $253,658,152    12,111,778    $149,479,697
--------------------------------------------------------------------------------------------------------------------------------
  Class B**                              1,395,339        16,582,345    13,162,915     185,297,506     7,973,127      99,165,325
--------------------------------------------------------------------------------------------------------------------------------
  Class C**                                687,315         8,289,053     5,695,261      80,003,764     2,722,459      33,913,845
================================================================================================================================
Issued as reinvestment of dividends:
  Class A                                  783,366         9,557,193            --              --            --              --
--------------------------------------------------------------------------------------------------------------------------------
  Class B                                  593,078         7,206,287            --              --            --              --
--------------------------------------------------------------------------------------------------------------------------------
  Class C                                  236,058         2,868,267            --              --            --              --
================================================================================================================================
Reacquired:
  Class A                              (12,454,161)     (137,149,293)   (1,070,129)    (15,020,320)   (1,578,807)    (19,345,802)
--------------------------------------------------------------------------------------------------------------------------------
  Class B                               (6,396,626)      (67,910,938)     (196,601)     (2,742,176)     (124,720)     (1,569,680)
--------------------------------------------------------------------------------------------------------------------------------
  Class C                               (2,288,820)      (24,530,288)     (168,610)     (2,362,301)      (51,677)       (614,934)
================================================================================================================================
                                       (13,851,503)    $(142,368,864)   35,431,266    $498,834,625    21,052,160    $261,028,451
________________________________________________________________________________________________________________________________
================================================================================================================================

 * Class A shares commenced sales on December 30, 1999.
** Class B & C shares commenced sales on March 31, 2000.

NOTE 10-FINANCIAL HIGHLIGHTS

The following schedule presents financial highlights for a share of the Fund outstanding throughout the periods indicated.

                                                                                        CLASS A
                                                              ------------------------------------------------------------
                                                                                                  DECEMBER 30, 1999
                                                                            THREE MONTHS           (DATE OPERATIONS
                                                                               ENDED                COMMENCED) TO
                                                              YEAR ENDED    OCTOBER 31,                JULY 31,
                                                               2001(a)        2000(a)                    2000
                                                              ----------    ------------    ------------------------------
Net asset value, beginning of period                           $  13.60       $  13.12                 $  10.00
--------------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.03)            --                    (0.01)
--------------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (4.37)          0.48                     3.13
==========================================================================================================================
    Total from investment operations                              (4.40)          0.48                     3.12
==========================================================================================================================
Less distributions from net realized gains                        (0.37)            --                       --
==========================================================================================================================
Net asset value, end of period                                 $   8.83       $  13.60                 $  13.12
__________________________________________________________________________________________________________________________
==========================================================================================================================
Total return(b)                                                  (33.10)%         3.66%                   31.20%
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $171,324       $373,614                 $138,205
__________________________________________________________________________________________________________________________
==========================================================================================================================
Ratio of expenses to average net assets (including interest
  expense and dividends on short sales expense):
  With fee waivers                                                 2.16%(c)       2.07%(d)                 2.41%(d)
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              2.26%(c)       2.10%(d)                 2.49%(d)
==========================================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense and dividends on short sales expense):
  With fee waivers                                                 2.12%(c)       2.03%(d)                 2.34%(d)
--------------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              2.22%(c)       2.06%(d)                 2.42%(d)
==========================================================================================================================
Ratio of net investment income (loss) to average net assets       (0.30)%(c)       0.04%(d)               (0.20)%(d)
==========================================================================================================================
Ratio of interest expense and dividends on short sales
  expense to average net assets                                    0.04%(c)       0.04%(d)                 0.07%(d)
__________________________________________________________________________________________________________________________
==========================================================================================================================
Portfolio turnover rate                                             269%            38%                     125%
__________________________________________________________________________________________________________________________
==========================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $270,027,507.
(d)  Annualized.

LARGE CAP OPPORTUNITIES FUND

                                                                                      CLASS B
                                                              -------------------------------------------------------
                                                                                                 MARCH 31, 2000
                                                                            THREE MONTHS           (DATE SALES
                                                                               ENDED              COMMENCED) TO
                                                              YEAR ENDED    OCTOBER 31,             JULY 31,
                                                               2001(a)        2000(a)                 2000
                                                              ----------    ------------    -------------------------
Net asset value, beginning of period                           $  13.55       $  13.10              $  12.81
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                    (0.12)         (0.02)                (0.02)
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                   (4.32)          0.47                  0.31
=====================================================================================================================
    Total from investment operations                              (4.44)          0.45                  0.29
=====================================================================================================================
Less distributions from net realized gains                        (0.37)            --                    --
=====================================================================================================================
Net asset value, end of period                                 $   8.74       $  13.55              $  13.10
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                  (33.53)%         3.44%                 2.26%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $143,331       $282,120              $102,795
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets (including interest
  expense and dividends on short sales expense):
  With fee waivers                                                 2.92%(c)       2.77%(d)              3.10%
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              2.92%(c)       2.77%(d)              3.18%
=====================================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense and dividends on short sales expense):
  With fee waivers                                                 2.88%(c)       2.73%(d)              3.03%
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                              2.88%(c)       2.73%(d)              3.11%
=====================================================================================================================
Ratio of net investment income (loss) to average net assets       (1.06)%(c)      (0.66)%(d)            (0.89)%
=====================================================================================================================
Ratio of interest expense and dividends on short sales
  expense to average net assets                                    0.04%(c)       0.04%(d)              0.07%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate                                             269%            38%                  125%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $214,614,636.
(d)  Annualized.

LARGE CAP OPPORTUNITIES FUND

                                                                                      CLASS C
                                                              -------------------------------------------------------
                                                                                                 MARCH 31, 2000
                                                                            THREE MONTHS           (DATE SALES
                                                                               ENDED              COMMENCED) TO
                                                              YEAR ENDED    OCTOBER 31,              JULY 31,
                                                               2001(a)        2000(a)                  2000
                                                              ----------    ------------    -------------------------
Net asset value, beginning of period                           $ 13.55        $  13.09               $ 12.81
---------------------------------------------------------------------------------------------------------------------
Income from investment operations:
  Net investment income (loss)                                   (0.12)          (0.02)                (0.02)
---------------------------------------------------------------------------------------------------------------------
  Net gains (losses) on securities (both realized and
    unrealized)                                                  (4.33)           0.48                  0.30
=====================================================================================================================
    Total from investment operations                             (4.45)           0.46                  0.28
=====================================================================================================================
Less distributions from net realized gains                       (0.37)             --                    --
=====================================================================================================================
Net asset value, end of period                                 $  8.73        $  13.55               $ 13.09
_____________________________________________________________________________________________________________________
=====================================================================================================================
Total return(b)                                                 (33.60)%          3.51%                 2.19%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratios/supplemental data:
Net assets, end of period (000s omitted)                       $59,675        $111,084               $34,972
_____________________________________________________________________________________________________________________
=====================================================================================================================
Ratio of expenses to average net assets (including interest
  expense and dividends on short sales expense):
  With fee waivers                                                2.92%(c)        2.77%(d)              3.10%
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.92%(c)        2.77%(d)              3.18%
=====================================================================================================================
Ratio of expenses to average net assets (excluding interest
  expense and dividends on short sales expense):
  With fee waivers                                                2.88%(c)        2.73%(d)              3.03%
---------------------------------------------------------------------------------------------------------------------
  Without fee waivers                                             2.88%(c)        2.73%(d)              3.11%
=====================================================================================================================
Ratio of net investment loss to average net assets               (1.06)%(c)      (0.66)%(d)            (0.89)%
=====================================================================================================================
Ratio of interest expense and dividends on short sales
  expense to average net assets                                   0.04%(c)        0.04%(d)              0.07%
_____________________________________________________________________________________________________________________
=====================================================================================================================
Portfolio turnover rate                                            269%             38%                  125%
_____________________________________________________________________________________________________________________
=====================================================================================================================

(a)  Calculated using average shares outstanding.
(b) Does not include contingent deferred sales charges and is not annualized for periods less than one year.
(c)  Ratios are based on average daily net assets of $85,976,988.
(d)  Annualized.

                       REPORT OF INDEPENDENT AUDITORS

                       To the Shareholders of AIM Large Cap Opportunities Fund And Board of Trustees of AIM Special Opportunities Funds:

                       We have audited the accompanying statement of assets and liabilities of AIM Large Cap Opportunities Fund (a portfolio AIM Special Opportunities Funds), including the schedule of investments, as of October 31, 2001, and the related statement of operations, statement of changes in net assets, and financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit. The statement of changes in net assets for the three months ended October 31, 2000 and the year ended July 31, 2000, and the financial highlights for the periods presented from commencement of operations through October 31, 2000 were audited by other auditors whose report dated December 6, 2000, expressed an unqualified opinion on those statements and financial highlights.

                       We conducted our audit in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of October 31, 2001, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

                       In our opinion, the 2001 financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AIM Large Opportunities Fund at October 31, 2001, and the results of its operations, changes in its net assets, and financial highlights for the year then ended in conformity with accounting principles generally accepted in the United States.

                       ERNST & YOUNG LLP

                       Houston, Texas
                       December 10, 2001

BOARD OF TRUSTEES                                      OFFICERS                                OFFICE OF THE FUND
Robert H. Graham                                       Robert H. Graham                        11 Greenway Plaza
Chairman, President and                                Chairman and President                  Suite 100
Chief Executive Officer                                                                        Houston, TX 77046
A I M Management Group Inc.                            Carol F. Relihan
                                                       Senior Vice President and Secretary     INVESTMENT ADVISOR
Frank S. Bayley
Partner, Baker & McKenzie                              Gary T. Crum                            A I M Advisors, Inc.
                                                       Senior Vice President                   11 Greenway Plaza
Bruce L. Crockett                                                                              Suite 100
Director                                               Edgar M. Larsen                         Houston, TX 77046
ACE Limited;                                           Senior Vice President
Formerly Director, President, and                                                              TRANSFER AGENT
Chief Executive Officer                                Dana R. Sutton
COMSAT Corporation                                     Vice President and Treasurer            A I M Fund Services, Inc.
                                                                                               P.O. Box 4739
Owen Daly II                                           Melville B. Cox                         Houston, TX 77210-4739
Formerly, Director                                     Vice President
Cortland Trust, Inc.                                                                           CUSTODIAN
                                                       Mary J. Benson
Albert R. Dowden                                       Assistant Vice President and            State Street Bank and Trust Company
Chairman,                                              Assistant Treasurer                     225 Franklin Street
The Cortland Trust, Inc. and                                                                   Boston, MA 02110
DHJ Media, Inc.; and                                   Sheri Morris
Director, Magellan Insurance Company,                  Assistant Vice President and            COUNSEL TO THE FUND
Formerly Director, President and                       Assistant Treasurer
Chief Executive Officer,                                                                       Ballard Spahr
Volvo Group North America, Inc.; and                                                           Andrews & Ingersoll, LLP
Senior Vice President, AB Volvo                                                                1735 Market Street
                                                                                               Philadelphia, PA 19103
Edward K. Dunn Jr.
Formerly, Chairman, Mercantile Mortgage Corp.;                                                 COUNSEL TO THE TRUSTEES
Vice Chairman and President,
Mercantile-Safe Deposit & Trust Co.; and                                                       Kramer, Levin, Naftalis & Frankel LLP
President, Mercantile Bankshares                                                               919 Third Avenue
                                                                                               New York, NY 10022
Jack M. Fields
Chief Executive Officer                                                                        DISTRIBUTOR
Twenty First Century Group, Inc.;
Formerly Member                                                                                A I M Distributors, Inc.
of the U.S. House of Representatives                                                           11 Greenway Plaza
                                                                                               Suite 100
Carl Frischling                                                                                Houston, TX 77046
Partner
Kramer, Levin, Naftalis & Frankel LLP                                                          AUDITORS

Prema Mathai-Davis                                                                             Ernst & Young LLP
Member, Visiting Committee,                                                                    1221 McKinney, Suite 2400
Harvard University Graduate School                                                             Houston, TX 77010-2007
of Education, New School University,
Formerly Chief Executive Officer,
YWCA of the U.S.A.

Lewis F. Pennock
Partner, Pennock & Cooper

Ruth H. Quigley
Private Investor

Louis S. Sklar
Executive Vice President
Hines Interests
Limited Partnership


REQUIRED FEDERAL INCOME TAX INFORMATION -- UNAUDITED

Of ordinary dividends paid to shareholders during the Fund's tax year ended October 31, 2001, 1.87% is eligible for the dividends received deduction for corporations. The Fund distributed capital gains of $8,827,471 for the Fund's tax year ended October 31, 2001, which will be taxed as long-term gain.

HOW AIM FUNDS MAKES INVESTING EASY

AIM BANK CONNECTION(SM)           You can invest in your AIM account in amounts
                                  from $50 to $100,000 without writing a check.
                                  Once you set up this convenient feature, AIM will draw the funds from your pre- authorized checking account at your request.

AIM INTERNET CONNECT(SM)          Sign up for this service and you can buy,
                                  redeem or exchange shares of AIM funds in your AIM account simply by visiting our Web site at www.aimfunds.com. For a retirement account, such as an IRA or a 403(b), only exchanges are allowed over the Internet because of the tax-reporting and record-keeping requirements these accounts involve.

AUTOMATIC REINVESTMENT OF         You can receive distributions in cash, or you
DIVIDENDS AND/OR CAPITAL GAINS    can reinvest them in your account with out
                                  paying a sales charge. Over time, the power of compounding can significantly increase the value of your account.

AUTOMATIC INVESTMENT PLAN         You can add to your account by authorizing
                                  your AIM fund to withdraw a specified amount, minimum $25, from your bank account on a regular schedule.

EASY ACCESS TO YOUR MONEY         You can redeem shares of your AIM fund any day
                                  the New York Stock Exchange is open. The value of the shares may be more or less than their original cost depending on market conditions.

EXCHANGE PRIVILEGE                As your investment goals change, you may
                                  exchange part or all of your shares of one fund for shares of a different AIM fund within the same share class. You may make up to 10 such exchanges per calendar year.

TAX-ADVANTAGED RETIREMENT PLANS   You can enjoy the tax advantages offered by a
                                  variety of investment plans, including
                                  Traditional IRAs, Roth IRAs and education
                                  IRAs, among others.

www.aimfunds.com                  Our award-winning Web site provides account
                                  information, shareholder education and
                                  fund-performance information. You can e-mail us via the Web site for account-specific or general information.

eDELIVERY                         This electronic service delivers fund reports
                                  and prospectuses via e-mail. If you choose to receive your reports and prospectuses this way, you will not receive paper copies. To sign up, log into your account at aimfunds.com, click on "Account Options" and select "eDelivery."

AIM INVESTOR LINE,                You can find current account information and
800-246-5463                      the price, yield and total return on all AIM
                                  funds 24 hours a day. You can also order a year-to-date statement of your account.

                                  EQUITY FUNDS

     DOMESTIC EQUITY FUNDS              INTERNATIONAL/GLOBAL EQUITY FUNDS         A I M Management Group Inc. has provided
                                                                                  leadership in the mutual fund industry since
        MORE AGGRESSIVE                          MORE AGGRESSIVE                  1976 and managed approximately $141 billion
                                                                                  in assets for 10.1 million shareholders,
AIM Small Cap Opportunities(1)          AIM Developing Markets                    including individual investors, corporate
AIM Mid Cap Opportunities(1)            AIM European Small Company                clients and financial institutions, as of
AIM Large Cap Opportunities(1)          AIM Asian Growth                          September 30, 2001.
AIM Emerging Growth                     AIM International Emerging Growth             The AIM Family of Funds--Registered
AIM Small Cap Growth                    AIM Global Aggressive Growth              Trademark-- is distributed nationwide, and
AIM Aggressive Growth                   AIM European Development                  AIM today is the tenth-largest mutual fund
AIM Mid Cap Growth                      AIM Euroland Growth                       complex in the United States in assets under
AIM Dent Demographic Trends             AIM International Equity                  management, according to Strategic Insight,
AIM Constellation                       AIM Global Growth                         an independent mutual fund monitor. AIM is a
AIM Large Cap Growth                    AIM Worldwide Spectrum                    subsidiary of AMVESCAP PLC, one of the world's
AIM Weingarten                          AIM Global Trends                         largest independent financial services companies
AIM Small Cap Equity                    AIM International Value(3)                with $361 billion in assets under management
AIM Capital Development                                                           as of September 30, 2001.
AIM Charter                                     MORE CONSERVATIVE
AIM Mid Cap Equity
AIM Select Equity(2)                                 SECTOR EQUITY FUNDS
AIM Value II
AIM Value                                              MORE AGGRESSIVE
AIM Blue Chip
AIM Basic Value                         AIM New Technology
AIM Large Cap Basic Value               AIM Global Telecommunications and Technology
AIM Balanced                            AIM Global Energy(4)
AIM Basic Balanced                      AIM Global Infrastructure
                                        AIM Global Financial Services
       MORE CONSERVATIVE                AIM Global Health Care
                                        AIM Global Utilities
                                        AIM Real Estate(5)

                                                      MORE CONSERVATIVE

                               FIXED-INCOME FUNDS

  TAXABLE FIXED-INCOME FUNDS            TAX-FREE FIXED-INCOME FUNDS

       MORE AGGRESSIVE                        MORE AGGRESSIVE

AIM High Yield II                       AIM High Income Municipal
AIM High Yield                          AIM Municipal Bond
AIM Strategic Income                    AIM Tax-Free Intermediate
AIM Income                              AIM Tax-Exempt Cash
AIM Global Income
AIM Intermediate Government                  MORE CONSERVATIVE
AIM Floating Rate
AIM Limited Maturity Treasury
AIM Money Market

      MORE CONSERVATIVE

When assessing the degree of risk, AIM considered the following three factors: the funds' portfolio holdings, volatility patterns over time and diversification permitted within the fund. Fund rankings are relative to one another within the particular group of The AIM Family of Funds--Registered Trademark-- and should not be compared with other investments. There is no guarantee that any one AIM fund will be less volatile than any other. This order is subject to change. (1) Closed to new investors. (2) On July 13, 2001, AIM Select Growth Fund was renamed AIM Select Equity Fund. (3) On July 1, 2001, AIM Advisor International Value Fund was renamed AIM International Value Fund. (4) On September 1, 2001, AIM Global Resources Fund was renamed AIM Global Energy Fund. (5) On July 1, 2001, AIM Advisor Real Estate Fund was renamed AIM Real Estate Fund. FOR MORE COMPLETE INFORMATION ABOUT ANY AIM FUND, INCLUDING THE RISKS, SALES CHARGES AND EXPENSES, OBTAIN THE APPROPRIATE PROSPECTUS(ES) FROM YOUR FINANCIAL ADVISOR. PLEASE READ THE PROSPECTUS(ES) CAREFULLY BEFORE YOU INVEST OR SEND MONEY. If used as sales material after January 20, 2002, this report must be accompanied by a fund Performance & Commentary or by an AIM Quarterly Review of Performance for the most recent quarter-end.

[DALBAR AWARD LOGO APPEARS HERE]

                                                        [AIM LOGO APPEARS HERE]
                                                        --Registered Trademark--
                                                        INVEST WITH DISCIPLINE
                                                        --Registered Trademark--

                                                                        LCO-AR-1

A I M DISTRIBUTORS, INC.